IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                              )       CHAPTER 11
                                    )       CASE  NO.00-0358(PJW)
AMERISERVE FOOD DISTRIBUTION,       )       (JOINTLY ADMINISTERED)
INC., ET AL.,1                      )
                                    )
         DEBTORS.                   )


         ORDER (I) APPROVING DISCLOSURE STATEMENT, (II) ESTABLISHING VOTING RECORD HOLDER DATE, (III) APPROVING SOLICITATION PROCEDURES AND LETTERS, FORM OF BALLOTS, AND MANNER OF NOTICE, AND (IV) FIXING THE DATE, TIME AND PLACE FOR THE CONFIRMATION HEARING AND THE DEADLINE FOR FILING OBJECTIONS THERETO

                  A hearing having been held on October 16, 2000 (the "Hearing") to consider the Debtors' Motion (the "Motion"), dated September 13, 2000, seeking, INTER ALIA, approval pursuant to section 1125 of title 11 of the United States Code (the "Bankruptcy Code") of the proposed disclosure statement heretofore filed with the Court and approval of the proposed solicitation procedures in connection with confirmation of the Debtors' Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Plan"), having been filed by AmeriServe Food Distribution, Inc. and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"), and it appearing from the affidavits of service on file with this Court that proper and timely notice of

--------
1 The Debtors are the following entities: AmeriServe Food Distribution, Inc., NEBCO EVANS Holding Company, Holberg Warehouse Properties, Inc., AmeriServe Transportation, Inc., PSD Transportation Services, Inc., Chicago Consolidated Corporation, ASNSC, Inc., Delta Transportation, Ltd., PSC Services of Florida, Inc., Northland Transportation Services, Inc., ProSource Mexico Holdings, Inc., NAVC Corp., North American Vantix Corp., and Vantix Logistics Ltd.

the Hearing has been given; and it appearing that such notice was adequate and sufficient; and the appearances of all interested parties having been duly noted on the record of the Hearing; and each of the objections, if any, filed to the proposed disclosure statement or the Motion having been either (a) withdrawn or rendered moot by modifications to the disclosure statement or (b) overruled by the Court; and the Debtors having made the conforming additions, changes, corrections and deletions to the disclosure statement necessary to comport with the record of the Hearing and the agreements, if any, reached with the parties, if any, that had filed objections, a copy of which revised disclosure statement is attached hereto as EXHIBIT A (the "Disclosure Statement"); and, upon the Motion, the Disclosure Statement and the record of the Hearing and upon all of the proceedings heretofore had before the Court and after due deliberation and sufficient cause appearing therefor, it is

                  ORDERED, FOUND AND DETERMINED THAT:

                  1. The Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code.

                  2. The Disclosure Statement and the Motion are hereby approved.

                  3. The Debtors are authorized to continue the retention of Bankruptcy Services, LLC (the "Solicitation Agent") to, among other things, assist the Debtors as their solicitation and balloting agent.

                  4. For voting purposes and mailing of notices pursuant to this Order, October 20, 2000 shall be the "Record Holder Date" for the holders of claims and interests.

                  5. Only the following holders of claims in the Voting Classes2 shall be entitled to vote with regards to such claims (a) the holders of filed proofs of claim as reflected, as of the close of business on the Record Holder Date, on the official claims register maintained by the Balloting Agent and (b) the holders of scheduled claims that are listed in the Debtors' schedules of liabilities filed with the Court (as amended, the "Schedules") as NOT contingent, unliquidated, or disputed claims (excluding scheduled claims that have been superseded by a filed proof of claim); PROVIDED, HOWEVER, that the assignee of a transferred and assigned claim (whether a filed or scheduled claim) shall be permitted to vote such claim if the transfer and assignment has been approved by the Court and such approval has been noted on the Court's docket as of the close of business on the Record Holder Date.

                  6. With respect to claims based on the 8 7/8% Senior Notes (as such term is defined in the Plan), U.S. Bank National Association is the indenture trustee (the "Senior AFD Indenture Trustee"). With respect to claims based on the 10 1/8% Senior Subordinated Notes (as such term is defined in the Plan), State Street Bank and Trust Company is the indenture trustee (the "Subordinated AFD Indenture Trustee"). With respect to the 12 3/8% Senior Discount Notes (as such term is defined in the Plan), HSBC Bank USA is the indenture trustee (the "Subordinated NEHC Indenture Trustee"). With respect to the 12 % Senior Secured Notes (as such term is defined in the Plan), United States Trust Company of New York is the indenture trustee (the "Senior Secured Indenture Trustee"). The 8 7/8% Senior Notes,

-------
2 Pursuant to the Plan, holders of claims in Classes 4, 6, 7, 8, 9 and 10 are impaired and are entitled to vote (collectively, the "Voting Classes").

the 10 1/8% Senior Subordinated Notes, the 12 3/8% Senior Discount Notes and the 12% Senior Secured Notes are hereinafter collectively referred to as the "Notes." The Senior AFD Indenture Trustee, the Subordinated AFD Indenture Trustee, the Subordinated NEHC Indenture Trustee and the Senior Secured Indenture Trustee are hereinafter referred to collectively as the "Indenture Trustees."
                  7. Only the brokers, dealers, commercial banks, trust companies or other nominees (collectively, the "Nominee Noteholders") through which the beneficial owners ("collectively, the "Beneficial Noteholders") hold the Notes as reflected in the records maintained by the Indenture Trustees as of the close of business on the Record Holder Date shall be entitled to submit Master Ballots (as defined below).

                  8. In connection with soliciting votes from the Nominee Noteholders and Beneficial Noteholders, the Court hereby directs as follows:

                           1. the Nominee Noteholders shall forward the Solicitation Package (as defined below) or copies thereof (including a return envelope provided by and addressed to the Nominee Noteholders and including the Individual Ballots described below) to the Beneficial Noteholders within three (3) business days of the receipt by such Nominee Noteholders of the Solicitation Package;

                           2. the Beneficial Noteholders shall return the Individual Ballots to the respective Nominee Noteholders;

                           3. the Nominee Noteholders shall summarize the votes of their respective Beneficial Noteholders on the Master Ballots (as described below), in accordance with the instructions for the Master Ballots;

                           4. the Nominee Noteholders shall return the Master Ballots to the Balloting Agent; and

                           5. the Debtors shall provide the Nominee Noteholders with sufficient copies of the Solicitation Package to forward to the Beneficial Noteholders.

                  9. The Debtors shall mail a ballot (with instructions), substantially in the form of the ballots (with instructions) annexed hereto as EXHIBIT B to the form of Order that is identified as Exhibit B to the Disclosure Statement (the "Individual Ballots"), to each holder of a claim in the Voting Classes under the Plan, provided, however, that the Debtors shall mail a ballot (with instructions), substantially in the form of the ballot (with instructions) annexed hereto as EXHIBIT C to the form of Order that is identified as Exhibit B to the Disclosure Statement (the "Master Ballot"), to each of the Nominee Noteholders for the purpose of summarizing the votes of their respective Beneficial Noteholders and the Debtors shall mail an Individual Ballot to each of the Nominee Noteholders for the purpose of soliciting the votes of the Beneficial Noteholders.

                  10. On or before October 26, 2000, the Debtors shall deposit or cause to be deposited in the United States mail, postage prepaid, a sealed solicitation package (the "Solicitation Package") which shall include:

                           1. notice of the confirmation hearing and related matters, substantially in the form of annexed hereto as EXHIBIT D to the form of Order that is identified as Exhibit B to the Disclosure Statement (the "Confirmation Hearing Notice"), setting forth the time fixed for filing acceptances and rejections to the Plan, the time fixed for filing objections to confirmation of the Plan, and the date and time of the hearing on confirmation;

                           2. a copy of the Disclosure Statement, as approved by the Court (with exhibits including the Plan);

                           3.       a ballot (with instructions), in
                                    substantially the form approved by the
                                    Court; and

                           4. the recommendation letter of the Official Committee of Unsecured Creditors substantially in the form approved by the Court.

                  11. The Debtors shall mail the Solicitation Packages to the following holders of claims or interests in the Voting Classes under the Plan:
1.

                                    1.       holders of claims, as of the Record
                                             Holder Date, that are listed in the
                                             Debtors' Schedules as NOT
                                             contingent, unliquidated, or
                                             disputed (excluding scheduled
                                             claims that have been superseded by
                                             filed claims), PROVIDED, HOWEVER,
                                             that the assignee of a transferred
                                             and assigned scheduled claim shall
                                             be permitted to vote such claim
                                             ONLY if the transfer and assignment
                                             has been approved by the Court and
                                             such approval has been noted on the
                                             Court's docket as of the close of
                                             business on the Record Holder Date;

                                    2.       subject to subsection (c) below,
                                             holders of claims, as of the Record
                                             Holder Date, that are the subject
                                             of a filed proof of claim which has
                                             not been disallowed, disqualified
                                             or suspended prior to computation
                                             of the vote on the Plan, PROVIDED,
                                             however, that the assignee of a
                                             transferred and assigned filed
                                             claim shall be permitted to vote
                                             such claim ONLY if the transfer and
                                             assignment has been approved by the
                                             Court and such approval has been
                                             noted on the Court's docket as of
                                             the close of business on the Record
                                             Holder Date; and

                                    3.       with respect to the Notes, to the
                                             record holders and Nominee
                                             Noteholders reflected in the
                                             Indenture Trustees' records as of
                                             the Record Holder Date.

                  12. In lieu of mailing the Solicitation Package, on or before October 26, 2000, the Debtors shall deposit or cause to be deposited in the United States mail, postage prepaid, the Notice of Non-Voting Status, substantially in the form attached hereto as EXHIBIT E to the form of Order that is identified as Exhibit B to the Disclosure Statement, to each holder of a claim in Class 1, 2, 3 and 5 and to all known parties to executory contracts and unexpired leases who do not hold filed or scheduled claims (excluding claims scheduled as contingent, unliquidated or disputed).

                  13. In lieu of mailing the Solicitation Package, on or before October 26, 2000, the Debtors shall deposit or cause to be deposited in the United States mail, postage prepaid, the Notice of Non-Voting Status, substantially in the form attached hereto as EXHIBIT F to the form of Order that is identified as Exhibit B to the Disclosure Statement, to each holder of equity interests in Class 11.

                  14. The Debtors are authorized to reimburse the Nominee Noteholders for their reasonable, actual and necessary out-of-pocket expenses incurred in connection with distribution of the Solicitation Packages, Notice of Non-Voting Status and, with respect to the Nominee Noteholders, preparation of the Master Ballots.

                  15. The Debtors shall cause the Confirmation Hearing Notice to be published once in THE WALL STREET JOURNAL (NATIONAL EDITION) on a date not less than twenty-five (25) or more than thirty-five (35) calendar days prior to the hearing to consider confirmation of the Plan.

                  16. All persons and entities entitled to vote on the Plan shall deliver their ballots by mail, hand delivery or overnight courier no later than 4:00 p.m. Eastern Time on November 16, 2000 (the "Voting Deadline") to the Balloting Agent at:

                                            BANKRUPTCY SERVICES, LLC
                                            HERON TOWER,
                                            70 EAST 55TH STREET, 6TH FLOOR,
                                            NEW YORK, NEW YORK 10022
                                            ATTENTION: DIANE ROCANO

Any ballot received after such time shall not be counted other than as provided for herein. Ballots submitted by facsimile shall not be counted.

                  17. The Debtors shall have the ability to extend the voting deadline at the Debtors' sole discretion. If the Debtors choose to extend the voting deadline, the Debtors shall provide notice of such extension through the Dow Jones News Service.

                  18. For purposes of voting, the amount of a claim used to tabulate acceptance or rejection of the Plan shall be the amount set forth on the ballots for that particular creditor which shall be one of the following:

                           1. The amount set forth as a claim in the Debtors' Schedules as NOT contingent, unliquidated, or disputed (excluding scheduled claims that have been superseded by filed claims);

                           2. the amount set forth on a filed proof of claim which has not been disallowed, disqualified, suspended, reduced or estimated and temporarily allowed for voting purposes prior to computation of the vote on the Plan; or

                           3. the amount estimated and temporarily allowed pursuant to an order of this Court.

                  19. With respect to ballots submitted by a holder of a claim:

                           1. Any ballot which is properly completed, executed and timely returned to the Balloting Agent that does not indicate an acceptance or rejection of the Plan shall be deemed to be a vote to accept the Plan;

                           2.       any ballot which is returned to the
                                    Balloting Agent indicating acceptance or rejection of the Plan but which is unsigned shall not be counted;

                           3. whenever a creditor casts more than one ballot voting the same claim prior to the Voting Deadline, only the last timely ballot received by the Balloting Agent shall be counted,

                           4. if a creditor casts simultaneous duplicative ballots voted inconsistently, then such ballots shall count as one vote accepting the Plan;

                           5. each creditor shall be deemed to have voted the full amount of its claim;

                           6. creditors shall not split their vote within a claim, thus each creditor shall vote all of its claim within a particular class either to accept or reject the Plan;

                           7. any Individual Ballots that partially reject and partially accept the Plan shall not be counted; and

                           8. with the exception of Master Ballots, any ballot received by the Balloting Agent by telecopier, facsimile or other electronic communication shall not be counted.

                  20. With respect to the tabulation of ballots cast by Beneficial Noteholders:

                           1. all Nominee Noteholders to which Beneficial Noteholders return their Individual Ballots shall summarize on the Master Ballot all Individual Ballots cast by the Beneficial Noteholders and return the Master Ballot to the Balloting Agent, PROVIDED, HOWEVER, that each Nominee Noteholder shall be required to retain the Individual Ballots cast by the respective Beneficial Noteholders for inspection for one year following submission of a Master Ballot;

                           2. votes cast by the Beneficial Noteholders through a Nominee Noteholder by means of a Master Ballot shall be applied against the positions held by such Nominee Noteholder as evidenced by the list of record holders compiled as of the Record Holder Date, PROVIDED, HOWEVER, that votes submitted by a Nominee Noteholder on a Master Ballot shall not be counted in excess of the position maintained by such Nominee Noteholder as of the Record Holder Date;

                           3. to the extent that there are over-votes submitted by a Nominee Noteholder on a Master Ballot, votes to accept and to reject the Plan shall be applied by the Balloting Agent in the same proportion as the votes to accept or reject the Plan submitted on the Master Ballot that contains the over-vote, but only to the extent of the position maintained by such Nominee Noteholder as of the Record Holder Date;

                           4. multiple Master Ballots may be completed by a single Nominee Noteholder and delivered to the Balloting Agent and such votes will be counted, except to the extent that such votes are inconsistent with or are duplicative of other Master Ballots, in which case the latest dated Master Ballot received before the Voting Deadline will supersede and revoke any prior Master Ballot; and

                           5. each Beneficial Noteholder shall be deemed to have voted the full amount of its claim.

                  21. The hearing on confirmation of the Plan is scheduled for November 28, 2000, at 1:30 p.m. Eastern Time, at the Bankruptcy Court, Marine Midland Plaza, 824 North Market Street, Sixth Floor, Wilmington, Delaware. This hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date(s) at said hearing and at any adjourned hearing(s).

                  22. Any objection to confirmation of the Plan must be filed with the Clerk of the Bankruptcy Court, together with proof of service, no later than 4:00 p.m., Eastern Time, on November 16, 2000, and must be served on each of the persons on the list annexed hereto as EXHIBIT G to the form of Order that is identified as Exhibit B to the Disclosure Statement so as to be received by them no later than 4:00 p.m., Eastern Time, on November 16, 2000. Any objection to confirmation of the Plan must be in writing and (a) must state the name and address of the objecting party and the amount of its claims or the nature of its interest and (b) must state, with particularity, the nature of its objection. Any confirmation objection not filed and served as set forth herein shall be deemed waived and shall not be considered by the Bankruptcy Court.

                  23. Pursuant to Federal Rule of Bankruptcy Procedure 2002 and 9006, notice of the Disclosure Statement, the Plan, the deadline for objecting to the Plan, and the

Confirmation Hearing in accordance with the terms of this Order shall be due and sufficient notice of the same.

Dated:   Wilmington, Delaware

_________________,2000

                                           _____________________________________
                                           PETER J.  WALSH
                                           CHIEF UNITED STATES BANKRUPTCY JUDGE

                                   EXHIBITS TO

           ORDER (i) APPROVING DISCLOSURE STATEMENT, (ii) ESTABLISHING
             VOTING RECORD HOLDER DATE, (iii) APPROVING SOLICITATION
         PROCEDURES AND LETTERS, FORM OF BALLOTS, AND MANNER OF NOTICE,
          AND (iv) FIXING THE DATE, TIME AND PLACE FOR THE CONFIRMATION
                 HEARING AND THE DEADLINE FOR FILING OBJECTIONS
                                    THERETO
                    (EXHIBITS B-G NOT INCLUDED IN 8-K FILING)

EXHIBIT      DOCUMENT(S)

A Third Amended Disclosure Statement for Debtors' Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, Dated October 20, 2000

B        Beneficial Ballots for Classes 4, 5, 6, 7, 8A, 8B, 8C, 8D, 9, & 10

C        Master Ballots for Classes 4, 5, 6, 7, 8A, 8B, 8C, 8D, 9, & 10

D Notice of Hearing to Confirm the Debtors' Third Amended Joint Liquidating Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

E        Notice of Non-Voting Status with Respect to Unimpaired Claims

F        Notice of Non-Voting Status with Respect to Impaired Claims

G        Service List for Objections to Confirmation of the  Plan